[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) TOTAL
                RETURN SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TOTAL RETURN SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David M. Calabro+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, the series' Initial Class shares provided a total return of -5.17%, and Service Class shares returned -5.35%, including the reinvestment of any dividends and capital gains distributions. This performance compares to returns over the same period of -22.09% and 10.25%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt.

DIFFICULT ENVIRONMENT FOR STOCKS, BETTER FOR BONDS
The stock market was negatively influenced by a weak U.S. economy, disappointing corporate profits, corporate accounting scandals, and the possibility of war with Iraq. The bond portion of the portfolio was positively influenced by increased investor interest in bonds in part because of poor stock market performance. In addition, the U.S. Federal Reserve board cut interest rates at the end of the period.

BOND HOLDINGS A PLUS FOR PERFORMANCE
Generally, we like to keep 40% to 45% of the portfolio invested in bonds. Because of stock market volatility, we kept the portfolio at the higher end of that range in 2002. Our bond holdings contributed significantly to the portfolio's performance by providing income and a measure of stability to the overall portfolio. Our U.S. Treasury bonds turned in the strongest results for the period. Toward the end of the period, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

SOLID CONTRIBUTIONS FROM ENERGY AND FINANCIAL STOCKS
Relative to the S&P 500, we were overweighted in energy. Oil prices remained high throughout the period, attributable in part to tensions in the Middle East, and those higher prices translated into solid earnings.

Banks and insurance companies were among our most successful financial stocks. The bank stocks we held did well because interest rates were low and there were fewer than expected credit problems. Property and casualty insurers were able to raise premiums as their corporate customers sought to maintain their coverage.

POOR PERFORMANCE FROM DRUG, UTILITY, TELECOMMUNICATIONS STOCKS, AND SEARS Bristol-Myers Squibb illustrated the woes of the pharmaceutical industry. Although many of its older drugs were coming off patent protection, we believed that their new drugs in development would make up for the ones they'd be losing. Unfortunately, enough new drugs did not receive approval to make up the shortfall and the company's earnings suffered.

Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine, which develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of fierce competition and the creation of too much capacity.

Sears' stock price declined significantly in the fourth quarter when its retail sales continued to be weak and problems surfaced in its credit card business.

POTENTIAL OPPORTUNITIES FROM PHARMACEUTICAL AND RAILROAD STOCKS, HIGH-GRADE CORPORATE BONDS Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. After a year of falling prices, pharmaceutical stocks are attractively valued in our opinion. Railroad stocks interest us because we think many are selling at low prices relative to their earnings and they are generating good yields. We believe they should continue to do well when the economy strengthens.

We continue to find high-grade bonds attractive but are committed to limiting the series' exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in healthcare, utilities, and defense industries as well as government agencies and mortgage-backed issues. We believe that these bonds should do well in almost any economic climate and offer better yields than U.S. Treasury securities.(1)

CAUTIOUS OPTIMISM
There will be a stronger economic recovery, eventually. Right now we are cautiously optimistic about that and own more cyclical stocks as a result. We find paper and chemical companies to be attractive. They offer good current dividend yields that we believe will help compensate for any near term uncertainty and their prices should respond quickly when the current weak economic recovery becomes stronger. However, geopolitical tensions in the Middle East and the Korean peninsula hang like a dark cloud over world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.

     Respectfully,

 /s/ David M. Calabro

     David M. Calabro
     Lead Portfolio Manager (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.
------------
(1) The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Steven R. Gorham, Senior Vice President; David S. Kennedy, Senior Vice President; Constantinos Mokas, Senior Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the lead manager of the portfolio management team and a manager of the common stock portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1986. Mr. Gorham, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1989. Mr. Kennedy, the manager of the series' fixed-income securities, has been employed by MFS since 2000. Mr. Mokas, the manager of the series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management are supported by an investment staff of over 160 professionals utilizing MFS Original Research, a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception: Initial Class   January 3, 1995
Service Class                    May 1, 2000

Size: $1.2 billion net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index information is from January 1, 1995.)

                   MFS Total         Standard &       Lehman
                 Return Series      Poor's 500        Brothers
                   - Initial          Stock           Aggregate
                     Class            Index          Bond Index
      ---------------------------------------------------------
      1/95          $10,000          $10,000          $10,000
      12/96          14,564           16,909           12,278
      12/98          19,845           28,992           14,632
      12/00          23,734           31,900           16,199
      12/02          22,563           21,901           19,369

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                         1 Year   3 Years    5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                 - 5.17%   +10.29%    +27.72%   +125.63%
-------------------------------------------------------------------------------
Average Annual Total Return             - 5.17%   + 3.32%    + 5.01%   + 10.72%
-------------------------------------------------------------------------------

SERVICE CLASS
                                         1 Year   3 Years    5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                 - 5.35%   + 9.67%    +26.99%   +124.34%
-------------------------------------------------------------------------------
Average Annual Total Return             - 5.35%   + 3.12%    + 4.90%   + 10.64%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                         1 Year   3 Years    5 years      Life*
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#   +10.25%   +10.10%    + 7.55%   +  8.61%
-------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#      -22.09%   -14.54%    - 0.58%   + 10.30%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT HOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 50.2%
---------------------------------------------------------------------------------------------------------------
ISSUER                                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 48.0%
  Aerospace - 0.2%
    Honeywell International, Inc.                                                      27,700    $      664,800
    United Technologies Corp.                                                          26,830         1,661,850
                                                                                                 --------------
                                                                                                 $    2,326,650
---------------------------------------------------------------------------------------------------------------
  Automotive
    Delphi Automotive Systems Corp.                                                     1,300    $       10,465
---------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.3%
    Bank of America Corp.                                                             182,004    $   12,662,018
    FleetBoston Financial Corp.                                                       437,680        10,635,624
    SouthTrust Corp.                                                                  173,950         4,322,658
    SunTrust Banks, Inc.                                                              114,310         6,506,525
    U.S. Bancorp, Inc.                                                                 17,249           366,024
    Wachovia Corp.                                                                    159,000         5,793,960
                                                                                                 --------------
                                                                                                 $   40,286,809
---------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Abbott Laboratories, Inc.                                                          23,950    $      958,000
---------------------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Hewlett-Packard Co.                                                               183,070    $    3,178,095
    International Business Machines Corp.                                              17,474         1,354,235
                                                                                                 --------------
                                                                                                 $    4,532,330
---------------------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Automatic Data Processing, Inc.                                                    58,200    $    2,284,350
---------------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    Motorola, Inc.                                                                    314,790    $    2,722,933
    Telephone & Data Systems, Inc.                                                    198,330         9,325,477
                                                                                                 --------------
                                                                                                 $   12,048,410
---------------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                                                     30,070    $    1,285,493
    Dow Chemical Co.                                                                  116,250         3,452,625
    E.I. Du Pont de Nemours & Co.                                                      26,465         1,122,116
    Lyondell Petrochemical Co.                                                         35,200           444,928
    PPG Industries, Inc.                                                               37,350         1,873,102
                                                                                                 --------------
                                                                                                 $    8,178,264
---------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Intel Corp.                                                                       178,750    $    2,783,138
---------------------------------------------------------------------------------------------------------------
  Computer Software - 0.3%
    Oracle Corp.*                                                                     389,200    $    4,203,360
---------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Microsoft Corp.*                                                                   79,310    $    4,100,327
---------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Co.                                                              182,820    $    4,451,667
    Tyco International Ltd.                                                           214,750         3,667,930
                                                                                                 --------------
                                                                                                 $    8,119,597
---------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.4%
    Colgate-Palmolive Co.                                                              34,600    $    1,814,078
    Fortune Brands, Inc.                                                               10,810           502,773
    Gillette Co.                                                                       81,390         2,471,000
    Kimberly-Clark Corp.                                                               90,200         4,281,794
    Philip Morris Cos., Inc.                                                           82,450         3,341,699
    Procter & Gamble Co.                                                               48,990         4,210,201
                                                                                                 --------------
                                                                                                 $   16,621,545
---------------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc.*                                                             223,480    $    3,258,338
    Smurfit-Stone Container Corp.*                                                     94,600         1,455,989
                                                                                                 --------------
                                                                                                 $    4,714,327
---------------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Applied Micro Circuits Corp.*                                                     105,200     $     388,188
    Texas Instruments, Inc.                                                           311,090         4,669,461
                                                                                                 --------------
                                                                                                 $    5,057,649
---------------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    ConocoPhillips, Inc.                                                               96,900    $    4,688,991
    TXU Corp.                                                                         273,700         5,112,716
                                                                                                 --------------
                                                                                                 $    9,801,707
---------------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Viacom, Inc., "B"*                                                                396,685    $   16,168,881
    Walt Disney Co.                                                                   229,210         3,738,415
                                                                                                 --------------
                                                                                                 $   19,907,296
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.0%
    American Express Co.                                                               23,750    $      839,563
    Citigroup, Inc.                                                                   459,433        16,167,447
    Federal Home Loan Mortgage Corp.                                                  217,835        12,863,157
    Federal National Mortgage Assn.                                                    26,410         1,698,955
    Goldman Sachs Group, Inc.                                                          59,970         4,083,957
    Merrill Lynch & Co., Inc.                                                         252,260         9,573,267
    Morgan Stanley Dean Witter & Co.                                                   53,385         2,131,129
    T. Rowe Price Group, Inc.                                                          50,000         1,364,000
                                                                                                 --------------
                                                                                                 $   48,721,475
---------------------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    Mellon Financial Corp.                                                            436,645    $   11,400,801
---------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Archer-Daniels-Midland Co.                                                        330,072    $    4,092,893
    Kellogg Co.                                                                       159,260         5,457,840
    PepsiCo, Inc.                                                                      51,988         2,194,933
                                                                                                 --------------
                                                                                                 $   11,745,666
---------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Bowater, Inc.                                                                      86,350    $    3,622,382
    International Paper Co.                                                           158,810         5,553,586
                                                                                                 --------------
                                                                                                 $    9,175,968
---------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.6%
    Praxair, Inc.                                                                     117,005    $    6,759,379
---------------------------------------------------------------------------------------------------------------
  Insurance - 2.9%
    Allstate Corp.                                                                    179,030    $    6,622,320
    Chubb Corp.                                                                       113,420         5,920,524
    CIGNA Corp.                                                                        16,950           696,984
    Hartford Financial Services Group, Inc.                                           178,745         8,120,385
    MetLife, Inc.                                                                     305,310         8,255,583
    Nationwide Financial Services, Inc., "A"                                           91,640         2,625,486
    Travelers Property Casualty Corp.*                                                161,100         2,360,115
                                                                                                 --------------
                                                                                                 $   34,601,397
---------------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Caterpillar, Inc.                                                                  35,490    $    1,622,603
    Deere & Co.                                                                       190,290         8,724,796
                                                                                                 --------------
                                                                                                 $   10,347,399
---------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.0%
    Baxter International, Inc.                                                         85,275    $    2,387,700
    Bristol-Myers Squibb Co.                                                           46,990         1,087,819
    Eli Lilly & Co.                                                                   148,710         9,443,085
    Merck & Co., Inc.                                                                 201,120        11,385,403
    Pfizer, Inc.                                                                      499,855        15,280,567
    Schering Plough Corp.                                                             384,540         8,536,788
                                                                                                 --------------
                                                                                                 $   48,121,362
---------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                                                       429,742    $    9,789,523
    Phelps Dodge Corp.*                                                                44,300         1,402,095
                                                                                                 --------------
                                                                                                 $   11,191,618
---------------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    BJ Services Co.*                                                                   87,625    $    2,831,164
    Cooper Cameron Corp.*                                                              74,790         3,726,038
    GlobalSantaFe Corp.                                                               174,700         4,248,704
    Noble Corp.*                                                                      344,425        12,106,538
    Schlumberger Ltd.                                                                 289,590        12,188,843
                                                                                                 --------------
                                                                                                 $   35,101,287
---------------------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Apache Corp.                                                                      164,174    $    9,356,276
    Devon Energy Corp.                                                                270,010        12,393,459
    ExxonMobil Corp.                                                                  407,032        14,221,698
    Occidental Petroleum Corp.                                                        428,265        12,184,139
    Unocal Corp.                                                                       69,220         2,116,748
                                                                                                 --------------
                                                                                                 $   50,272,320
---------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                                  65,750    $    2,303,880
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.1%
    Gannett Co., Inc.                                                                  64,280    $    4,615,304
    New York Times Co.                                                                106,950         4,890,824
    Tribune Co.                                                                        85,690         3,895,467
                                                                                                 --------------
                                                                                                 $   13,401,595
---------------------------------------------------------------------------------------------------------------
  Railroads - 0.8%
    Burlington Northern Santa Fe Railway Co.                                          220,860    $    5,744,569
    Norfolk Southern Corp.                                                            178,290         3,564,017
                                                                                                 --------------
                                                                                                 $    9,308,586
---------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Equity Office Properties Trust                                                     97,040    $    2,424,059
    Equity Residential Properties Trust                                               168,760         4,148,121
    Healthcare Realty Trust                                                            25,870           756,698
    Hospitality Properties Trust                                                       21,900           770,880
    Starwood Hotels & Resorts Co.                                                      76,000         1,804,240
                                                                                                 --------------
                                                                                                 $    9,903,998
---------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    Hilton Hotels Corp.                                                               298,800    $    3,797,748
    McDonald's Corp.                                                                  210,950         3,392,076
                                                                                                 --------------
                                                                                                 $    7,189,824
---------------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Home Depot, Inc.                                                                  211,700    $    5,072,332
    May Department Stores Co.                                                         141,200         3,244,776
    Sears, Roebuck & Co.                                                              383,365         9,181,592
                                                                                                 --------------
                                                                                                 $   17,498,700
---------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                                       616,934    $    9,531,630
    Safeway, Inc.*                                                                     27,900           651,744
                                                                                                 --------------
                                                                                                 $   10,183,374
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 4.7%
    Advanced Fibre Communications, Inc.*                                              130,535    $    2,173,408
    AT&T Corp.                                                                        305,442         7,975,091
    AT&T Wireless Services, Inc.*                                                   1,467,600         8,291,940
    BellSouth Corp.                                                                   344,840         8,921,011
    Comcast Corp., "A"*                                                               179,585         4,232,818
    Comcast Corp. - Special "A"*                                                      353,990         7,986,014
    SBC Communications, Inc.                                                          254,874         6,909,634
    Verizon Communications, Inc.                                                      273,327        10,591,421
                                                                                                 --------------
                                                                                                 $   57,081,337
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    Calpine Corp.*                                                                  1,176,700    $    3,836,042
    Entergy Corp.                                                                      67,340         3,070,031
    Exelon Corp.                                                                       44,360         2,340,877
    FPL Group, Inc.                                                                    30,110         1,810,514
    NiSource, Inc.                                                                    598,299        11,965,980
    NiSource, Inc. - SAILS*                                                               200               444
    Pinnacle West Capital Corp.                                                        41,970         1,430,757
                                                                                                 --------------
                                                                                                 $   24,454,645
---------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    National Fuel Gas Co.                                                             210,020    $    4,353,714
    WGL Holdings, Inc.                                                                 82,490         1,973,161
                                                                                                 --------------
                                                                                                 $    6,326,875
---------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $  581,025,710
---------------------------------------------------------------------------------------------------------------

Foreign Stocks - 2.2%
  Canada - 0.1%
    Alcan, Inc. (Metals)                                                               40,875    $    1,206,630
---------------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel N.V. (Chemicals)                                                        75,050    $    2,378,343
---------------------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Nestle S.A. (Food & Beverage Products)                                              5,629    $    1,192,723
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    BP Amoco PLC, ADR (Oils)                                                          248,044    $   10,082,989
    Diageo PLC (Food & Beverage Products)*                                             56,510           613,817
    Reed Elsevier PLC (Publishing)                                                    772,800         6,615,895
    Vodafone Group PLC, ADR (Telecommunications)                                      265,949         4,818,996
                                                                                                 --------------
                                                                                                 $   22,131,697
---------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $   26,909,393
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $651,017,350)                                                     $  607,935,103
---------------------------------------------------------------------------------------------------------------

Bonds - 38.8%
---------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT
                                                                                (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
U.S. Bonds - 37.8%
  Advertising & Broadcasting - 0.1%
    Clear Channel Communications, 7.25s, 2003                                      $      804    $      820,226
    Clear Channel Communications, 7.875s, 2005                                            339           371,143
                                                                                                 --------------
                                                                                                     $1,191,369
---------------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    Northrop Grumman Corp., 7.75s, 2031                                            $    1,193    $    1,430,243
    Raytheon Co., 5.7s, 2003                                                            1,521         1,550,935
    Raytheon Co., 6.15s, 2008                                                           1,188         1,281,649
                                                                                                 --------------
                                                                                                 $    4,262,827
---------------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    DaimlerChrysler, 7.75s, 2003                                                   $    1,350    $    1,376,896
    Ford Motor Co., 7.45s, 2031                                                         1,335         1,161,275
    TRW, Inc., 6.625s, 2004                                                             1,512         1,571,491
    TRW, Inc., 7.75s, 2029                                                                834           983,707
                                                                                                 --------------
                                                                                                 $    5,093,369
---------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.7%
    Abbey National Capital, 8.963s, 2049                                           $    1,500    $    1,859,709
    Bank of America Corp., 7.4s, 2011                                                   2,820         3,321,861
    Midamerican Funding, LLC, 6.927s, 2029                                                414           436,582
    Natexis AMBS Co., LLC, 8.44s, 2049##                                                1,400         1,629,639
    Wells Fargo Co., 7.8s, 2010                                                         1,226         1,362,053
                                                                                                 --------------
                                                                                                 $    8,609,844
---------------------------------------------------------------------------------------------------------------
  Building - 0.1%
    CRH America, Inc., 6.95s, 2012                                                 $    1,028    $    1,151,644
---------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Cendant Corp., 6.875s, 2006                                                    $      747    $      775,134
---------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.6%
    American Airlines Pass-Through Trust, 6.855s, 2010                             $      142    $      135,221
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008                         415           453,728
    Beneficial Home Equity Loan Trust, 1.5s, 2037                                          77            75,857
    Capital One Auto Finance Trust, 4.79s, 2009                                         2,563         2,728,374
    Certificates Funding Corp., 6.716s, 2004                                            1,732         1,864,472
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030                             1,845         2,067,712
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032                              151           170,126
    Chase Mortgage Finance Trust, 6s, 2017                                                919           945,699
    Citibank Credit Card Issuance Trust, 6.65s, 2008                                    1,216         1,311,960
    Commerce 2000, 1.601s, 2011                                                           230           229,631
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                           245           213,855
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                           179           155,649
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                           685           600,282
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                                        100           109,365
    Criimi Mae Corp., 6.701s, 2030##                                                      169           178,247
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                                              855           895,548
    GS Mortgage Securities Corp. II, 6.06s, 2030                                          494           523,992
    Independant National Mortgage Corp., 7s, 2026                                         550           558,650
    Morgan Stanley Dean Witter Capital, 2.96s, 2013##                                   1,164         1,164,377
    Residential Accredit Loans, Inc., 6.75s, 2028                                         655           673,913
    Residential Funding Mortgage Securities I, Inc., 6s, 2016                           3,396         3,490,556
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                                    495           513,563
    Wells Fargo Mortgage Backed Securities Trust, 6s, 2017                                825           872,259
                                                                                                 --------------
                                                                                                 $   19,933,036
---------------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Ocean Energy, Inc., 4.375s, 2007                                               $    2,875    $    2,917,495
---------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.2%
    Devon Financing Corp. ULC, 6.875s, 2011                                        $    1,639    $    1,825,612
    Pemex Project Funding Master Trust, 9.125s, 2010                                      938         1,074,010
                                                                                                 --------------
                                                                                                 $    2,899,622
---------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.3%
    Amerada Hess Corp., 7.3s, 2031                                                 $      828    $      899,769
    Phillips Petroleum Co., 8.5s, 2005                                                  2,063         2,345,876
                                                                                                 --------------
                                                                                                 $    3,245,645
---------------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    AOL Time Warner, Inc., 6.15s, 2007                                             $      462    $      479,938
    Time Warner, Inc., 10.15s, 2012                                                       564           711,738
    Time Warner, Inc., 6.875s, 2018                                                       142           141,978
    USA Interactive, 7s, 2013                                                           1,002         1,037,210
                                                                                                 --------------
                                                                                                 $    2,370,864
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Associates Corp., 5.5s, 2004                                                   $      567    $      590,977
    Countrywide Home Loans, Inc., 6.85s, 2004                                             252           268,071
    Credit Suisse First Boston USA, Inc., 5.75s, 2007                                      80            85,638
    Credit Suisse First Boston USA, Inc., 4.625s, 2008                                  4,736         4,802,020
    Ford Motor Credit Co., 6.875s, 2006                                                   286           286,501
    Ford Motor Credit Co., 7.375s, 2009                                                 1,193         1,182,098
    General Motors Acceptance Corp., 5.36s, 2004                                        1,129         1,153,629
    General Motors Acceptance Corp., 6.875s, 2011                                         688           686,115
    General Motors Acceptance Corp., 7.25s, 2011                                          473           482,002
    General Motors Acceptance Corp., 7s, 2012                                             157           157,665
    General Motors Acceptance Corp., 3.898s, 2013                                         572           571,572
    General Motors Acceptance Corp., 8s, 2031                                             553           556,011
    Goldman Sachs Group, Inc., 5.7s, 2012                                               2,000         2,080,090
    KFW International Finance, Inc., 4.25s, 2005                                        2,870         3,018,784
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                           926         1,088,414
    SLM Corp., 5.375s, 2013                                                             1,127         1,162,320
                                                                                                 --------------
                                                                                                 $   18,171,907
---------------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Citigroup, Inc., 7.25s, 2010                                                   $    1,483    $    1,721,568
    General Electric Capital Corp., 7.5s, 2005                                             26            29,040
    General Electric Capital Corp., 8.75s, 2007                                           135           162,546
    General Electric Capital Corp., 6.75s, 2032                                         2,325         2,582,610
    Lehman Brothers Holdings, Inc., 7.75s, 2005                                           459           503,570
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030                           170           190,431
    Morgan Stanley Capital I, Inc., 0.7053s, 2030##                                    37,283         1,199,113
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                                        1,604         1,747,340
                                                                                                 --------------
                                                                                                 $    8,136,218
---------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Dole Food, Inc., 7.25s, 2009                                                   $    1,095    $    1,060,477
    Kellogg Co., 6s, 2006                                                                 504           546,302
    Tyson Foods, Inc., 8.25s, 2011                                                        773           913,930
                                                                                                 --------------
                                                                                                 $    2,520,709
---------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Weyerhaeuser Co., 6.75s, 2012                                                  $      915    4      997,659
    Weyerhaeuser Co., 7.375s, 2032                                                        489           530,334
                                                                                                 --------------
                                                                                                     $1,527,993
---------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.1%
    Harrah's Operating, Inc., 7.125s, 2007                                         $      396    $      436,579
    MGM Mirage, Inc., 8.5s, 2010                                                          880           972,400
                                                                                                 --------------
                                                                                                 $    1,408,979
---------------------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Kennametal, Inc., 7.2s, 2012                                                   $    1,009    $    1,070,624
---------------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    AIG SunAmerica, 7.6s, 2005##                                                   $    1,015    $    1,137,644
    AIG SunAmerica Global Financing IV, 5.85s, 2006##                                       5             5,423
    AIG SunAmerica Institutional, Inc., 5.75s, 2009                                       313           337,477
    Allstate Corp., 6.125s, 2032                                                        1,087         1,107,338
    MetLife, Inc., 6.5s, 2032                                                             447           463,953
    Prudential Funding, LLC, 6.6s, 2008                                                   837           926,356
                                                                                                 --------------
                                                                                                 $    3,978,191
---------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    HCA, Inc., 6.95s, 2012                                                         $    2,627    $    2,768,375
---------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners, 6.75s, 2011                                     $      640    $      695,200
    Kinder Morgan Energy Partners, 7.4s, 2031                                             398           430,901
    Kinder Morgan Energy Partners, 7.75s, 2032                                            473           536,897
                                                                                                 --------------
                                                                                                     $1,662,998
---------------------------------------------------------------------------------------------------------------
  Oils
    Occidental Petroleum Corp., 6.4s, 2003                                         $      375    $      378,671
---------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    USA Waste Services, Inc., 7s, 2004                                             $    1,175    $    1,230,127
    Waste Management, Inc., 7.375s, 2010                                                  773           845,770
                                                                                                 --------------
                                                                                                 $    2,075,897
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 6.703s, 2004                                      $      386    $      390,890
    News America Holdings, Inc., 8.5s, 2005                                               256           276,810
                                                                                                 --------------
                                                                                                       $667,700
---------------------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp., 6.34s, 2003                                               $      951     $     985,034
---------------------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Limited Partnership, 6.8s, 2009                                  $    3,519    $    3,816,640
    Kimco Realty Corp., 6s, 2012                                                        1,000         1,022,374
    Simon Property Group, LP, 6.75s, 2004                                               1,575         1,638,052
    Simon Property Group, LP, 6.375s, 2007                                                813           879,405
    Socgen Real Estate Co., 1s, 2049##                                                  1,741         1,914,762
    Vornado Realty Trust, 5.625s, 2007                                                  3,698         3,768,022
                                                                                                 --------------
                                                                                                 $   13,039,255
---------------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Federated Department Stores, Inc., 8.5s, 2003                                  $      571    $      585,498
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    ALLTEL Corp., 7.875s, 2032                                                     $      638    $      782,883
    AT&T Wireless Services, Inc., 7.35s, 2006                                             416           428,480
    Belo Ah Corp., 7.75s, 2027                                                            363           386,190
    Citizens Communications Co., 8.5s, 2006                                               571           632,323
    Citizens Communications Co., 7.625s, 2008                                           1,591         1,761,498
    Cox Communications, Inc., 7.75s, 2010                                               2,039         2,322,329
    Sprint Capital Corp., 5.7s, 2003                                                      948           943,260
    Sprint Capital Corp., 7.125s, 2006                                                    802           793,980
    TCI Communications Financing III, 9.65s, 2027                                       2,475         2,277,408
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                                  193           204,343
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                     2,000         2,253,302
    Verizon Global Funding Corp., 7.375s, 2012                                          2,328         2,678,455
                                                                                                 --------------
                                                                                                 $   15,464,451
---------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 18.2%
    Federal Home Loan Mortgage Corp., 4.25s, 2005                                  $    3,272    $    3,444,801
    Federal Home Loan Mortgage Corp., 5.125s, 2012                                      4,065         4,326,526
    Federal Home Loan Mortgage Corp., 5.5s, 2006                                          387           425,415
    Federal Home Loan Mortgage Corp., 6s, 2011                                          2,000         2,265,218
    Federal Home Loan Mortgage Corp., 6.5s, 2015                                          458           484,225
    Federal Home Loan Mortgage Corp., 7s, 2005                                         14,172        15,898,121
    Federal National Mortgage Assn., 4.08s, 2031                                        1,521         1,552,846
    Federal National Mortgage Assn., 5.25s, 2007                                        3,260         3,569,002
    Federal National Mortgage Assn., 5.5s, 2006                                        29,310        30,446,086
    Federal National Mortgage Assn., 5.722s, 2009                                         495           539,098
    Federal National Mortgage Assn., 6s, 2016 - 2032                                   49,717        51,651,318
    Federal National Mortgage Assn., 6.125s, 2012                                       6,932         7,902,348
    Federal National Mortgage Assn., 6.5s, 2031 - 2032                                 52,850        55,053,288
    Federal National Mortgage Assn., 6.625s, 2009                                       9,480        11,124,295
    Federal National Mortgage Assn., 7s, 2032                                           3,210         3,376,082
    Federal National Mortgage Assn., 7.125s, 2005                                       1,000         1,109,085
    Federal National Mortgage Assn., 7.5s, 2030                                         4,157         4,414,897
    Government National Mortgage Assn., 6.5s, 2028 - 2032                               4,682         4,917,918
    Government National Mortgage Assn., 7s, 2028 - 2099                                15,164        16,076,776
    Student Loan Marketing Assn., 5s, 2004                                              1,350         1,417,767
                                                                                                 --------------
                                                                                                 $  219,995,112
---------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.3%
    U.S. Treasury Bonds, 5.375s, 2031                                              $      740    $      806,715
    U.S. Treasury Bonds, 6.25s, 2023                                                   22,558        26,591,222
    U.S. Treasury Bonds, 9.875s, 2015                                                     814         1,256,612
    U.S. Treasury Bonds, 11.875s, 2003                                                 13,297        14,510,870
    U.S. Treasury Notes, 2s, 2004                                                      20,419        20,588,090
    U.S. Treasury Notes, 3.25s, 2007                                                    4,013         4,112,386
    U.S. Treasury Notes, 3.375s, 2007                                                   6,236         6,753,572
    U.S. Treasury Notes, 4s, 2012                                                         781           792,044
    U.S. Treasury Notes, 4.375s, 2007 - 2012                                            2,013         2,152,507
    U.S. Treasury Notes, 5.5s, 2009                                                    20,685        23,468,580
    U.S. Treasury Notes, 6.875s, 2006                                                      18            20,710
                                                                                                 --------------
                                                                                                 $  101,053,308
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Cleveland Electric Illuminating Co., 9s, 2023                                  $       23    $       24,473
    Dominion Resources, Inc., 7.6s, 2003                                                1,750         1,790,719
    DTE Energy Co., 7.05s, 2011                                                           474           526,036
    Entergy Mississippi, Inc., 6.2s, 2004                                                 180           186,920
    Firstenergy Corp., 6.45s, 2011                                                        354           352,174
    GGIB Funding Corp., 7.43s, 2011                                                        75            78,628
    Gulf States Utilities Co., 8.25s, 2004                                                 89            94,358
    Midamerican Energy Holdings Co., 5.875s, 2012                                         510           517,003
    Niagara Mohawk Power Corp., 7.75s, 2006                                               863           978,033
    Niagara Mohawk Power Corp., 8.77s, 2018                                               515           538,951
    Northeast Utilities, 8.58s, 2006                                                      158           176,479
    Northwestern Corp., 8.75s, 2012                                                       738           530,305
    Oncor Electric, 7s, 2032##                                                          1,528         1,527,788
    PSEG Power LLC, 6.95s, 2012                                                           528           536,097
    PSEG Power LLC, 8.625s, 2031                                                          713           767,729
    Toledo Edison Co., 7.875s, 2004                                                       492           522,042
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                                        307           331,455
                                                                                                 --------------
                                                                                                 $    9,479,190
---------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $  457,420,959
---------------------------------------------------------------------------------------------------------------

Foreign Bonds - 1.0%
  Canada - 0.2%
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)              $    1,777    $    1,910,916
    Hydro Quebec, 6.3s, 2011 (Energy)                                                   1,084         1,234,143
                                                                                                 --------------
                                                                                                 $    3,145,059
---------------------------------------------------------------------------------------------------------------
  France
    France Telecom S.A., 4.16s, 2003 (Telecommunications)                          $      476    $      476,193
---------------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Republic of Italy, 4.625s, 2005                                                $    2,269    $    2,393,643
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks & Credit Cos.)##                 837         1,028,559
                                                                                                 --------------
                                                                                                 $    3,422,202
---------------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    United Mexican States, 8.375s, 2011                                            $      322    $      363,860
    United Mexican States, 11.375s, 2016                                                  409           548,060
    United Mexican States, 11.5s, 2026                                                    800         1,099,200
                                                                                                 --------------
                                                                                                 $    2,011,120
---------------------------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##                      $      400    $      409,984
---------------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##                $      780    $      865,554
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Barclays Bank PLC, 1s, 2049 (Banks & Credit Cos.)##                            $    2,000    $    2,049,000
---------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $   12,379,112
---------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $453,929,310)                                                      $  469,800,071
---------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.6%
---------------------------------------------------------------------------------------------------------------
                                                                                       SHARES
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Cellular Phones - 0.3%
    Motorola, Inc., 7s                                                                124,350    $    3,979,200
---------------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Hartford Financial Services Group, Inc., 6s                                        54,150    $    2,668,512
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    NiSource, Inc., 7.75s                                                              13,420    $      515,328
---------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $8,571,654)                                 $    7,163,040
---------------------------------------------------------------------------------------------------------------
Convertible Bonds - 0.6%
---------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT
                                                                                (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.6%
  Computer Software - Systems - 0.3%
    Analog Devices, Inc., 4.75s, 2005                                              $    4,110    $    4,084,313
---------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp., 3.125s, 2007                                                      $    1,284    $    1,149,180
---------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Hilton Hotels Corp., 5s, 2006                                                  $    1,952    $    1,869,040
---------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $6,788,818)                                            $    7,102,533
---------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.8%
---------------------------------------------------------------------------------------------------------------
    Archer Daniels Midland Co., due 5/20/03                                        $   30,000    $   29,849,417
    Cargill, Inc., due 1/02/03                                                            504           503,983
    Citigroup, Inc., due 1/16/03                                                        8,800         8,795,087
    Enterprise Funding Corp., due 1/21/03                                              29,900        29,877,243
    Federal Home Loan Bank, due 1/02/03                                                     2             2,000
    Ford Motor Credit Corp., due 1/14/03                                                  300           299,788
    General Electric Capital Corp., due 1/02/03                                        19,514        19,513,322
    General Motors Acceptance Corp., due 1/15/03                                        6,100         6,095,374
---------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                  $   94,936,214
---------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
---------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $42,993,613 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                            $   42,991    $   42,990,747
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,258,234,093)                                              $1,229,927,708
Other Assets, Less Liabilities - (1.5)%                                                             (18,354,649)
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $1,211,573,059
---------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,258,234,093)        $1,229,927,708
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     37,540,173
  Cash                                                                2,079,897
  Receivable for series shares sold                                   8,523,774
  Receivable for investments sold                                    14,840,648
  Interest and dividends receivable                                   6,243,882
  Other assets                                                            1,394
                                                                 --------------
      Total assets                                               $1,299,157,476
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                                 $582,728
  Payable for investments purchased                                  49,244,406
  Collateral for securities loaned, at value                         37,540,173
  Payable to affiliates -
    Management fee                                                       24,732
    Shareholder servicing agent fee                                       1,153
    Distribution fee (Service Class)                                      1,194
  Accrued expenses and other liabilities                                190,031
                                                                 --------------
      Total liabilities                                          $   87,584,417
                                                                 --------------
Net assets                                                       $1,211,573,059
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,261,843,741
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (28,295,106)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (48,125,875)
  Accumulated undistributed net investment income                    26,150,299
                                                                 --------------
      Total                                                      $1,211,573,059
                                                                 ==============
Shares of beneficial interest outstanding                          70,749,076
                                                                   ==========
Initial Class shares:
  Net asset value per share
    (net assets of $1,036,037,920 / 60,451,841
    shares of beneficial interest outstanding)                      $17.14
                                                                    ======
Service Class shares:
  Net asset value per share
    (net assets of $175,535,139 / 10,297,235
    shares of beneficial interest outstanding)                      $17.05
                                                                    ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $ 21,756,572
    Dividends                                                        10,969,667
    Foreign taxes withheld                                             (103,739)
                                                                   ------------
      Total investment income                                      $ 32,622,500
                                                                   ------------
  Expenses -
    Management fee                                                 $  7,090,164
    Trustees' compensation                                               16,949
    Shareholder servicing agent fee                                     330,874
    Distribution fee (Service Class)                                    219,811
    Administrative fee                                                   81,134
    Custodian fee                                                       355,114
    Printing                                                            201,912
    Auditing fees                                                        42,017
    Legal fees                                                            6,632
    Miscellaneous                                                         9,533
                                                                   ------------
      Total expenses                                               $  8,354,140
    Fees paid indirectly                                                (27,537)
                                                                   ------------
      Net expenses                                                 $  8,326,603
                                                                   ------------
        Net investment income                                      $ 24,295,897
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(42,410,405)
    Foreign currency transactions                                        (6,109)
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(42,416,514)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(34,818,120)
    Translation of assets and liabilities in foreign
      currencies                                                         11,042
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(34,807,078)
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(77,223,592)
                                                                   ------------
          Decrease in net assets from operations                   $(52,927,695)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                            2002                2001
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                  $   24,295,897        $ 14,171,028
  Net realized gain (loss) on investments and foreign
    currency transactions                                                   (42,416,514)          8,892,144
  Net unrealized loss on investments and foreign currency translation       (34,807,078)        (18,117,533)
                                                                         --------------        ------------
    Increase (decrease) in net assets from operations                    $  (52,927,695)       $  4,945,639
                                                                         --------------        ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                             $  (13,493,082)       $ (9,377,714)
  From net investment income (Service Class)                                 (1,082,553)           (203,796)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                            (10,697,838)        (13,846,341)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                               (888,182)           (302,548)
                                                                         --------------        ------------
    Total distributions declared to shareholders                         $  (26,161,655)       $(23,730,399)
                                                                         --------------        ------------
Net increase in net assets from series share transactions                $  565,507,632        $388,516,168
                                                                         --------------        ------------
      Total increase in net assets                                       $  486,418,282        $369,731,408
Net assets:
  At beginning of period                                                    725,154,777         355,423,369
                                                                         --------------        ------------

  At end of period (including accumulated undistributed net
    investment income of $26,150,299 and $14,591,889, respectively)      $1,211,573,059        $725,154,777
                                                                         ==============        ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES                                           2002            2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                        $18.60          $19.59         $17.75        $18.12        $16.63
                                                             ------          ------         ------        ------        ------
Income (loss) from investment operations#(S)(S) -
  Net investment income(S)                                   $ 0.45          $ 0.51         $ 0.61        $ 0.53        $ 0.53
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (1.37)          (0.46)          2.10          0.05          1.49
                                                             ------          ------         ------        ------        ------
      Total from investment operations                       $(0.92)         $ 0.05         $ 2.71        $ 0.58        $ 2.02
                                                             ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.30)         $(0.42)        $(0.44)       $(0.33)       $(0.24)
  From net realized gain on investments and foreign
    currency transactions                                     (0.24)          (0.62)         (0.43)        (0.62)        (0.29)
                                                             ------          ------         ------        ------        ------
      Total distributions declared to shareholders           $(0.54)         $(1.04)        $(0.87)       $(0.95)       $(0.53)
                                                             ------          ------         ------        ------        ------
Net asset value - end of period                              $17.14          $18.60         $19.59        $17.75        $18.12
                                                             ======          ======         ======        ======        ======
Total return                                                  (5.17)%          0.25%         16.02%         3.08%        12.33%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.86%           0.89%          0.90%         0.90%         1.00%
  Net investment income(S)(S)                                  2.58%           2.75%          3.40%         2.97%         3.05%
Portfolio turnover                                               73%             98%            76%          112%          100%
Net assets at end of period (000 Omitted)                $1,036,038        $684,964       $351,870      $256,128      $171,182

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                  $ --            $ --           $ --          $ --          $ 0.54
      Ratios (to average net assets):
        Expenses##                                             --              --             --            --            0.91%
        Net investment income                                  --              --             --            --            3.14%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights  - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                 ------------------------------                PERIOD ENDED
SERVICE CLASS SHARES                                                2002                   2001           DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $18.54                 $19.56                      $17.07
                                                                  ------                 ------                      ------
Income (loss) from investment operations#(S)(S) -
  Net investment income                                           $ 0.40                 $ 0.45                      $ 0.41
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                           (1.36)                 (0.44)                       2.08
                                                                  ------                 ------                      ------
      Total from investment operations                            $(0.96)                $ 0.01                      $ 2.49
                                                                  ------                 ------                      ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.29)                $(0.41)                     $ --
  From net realized gain on investments and foreign
    currency transactions                                          (0.24)                 (0.62)                       --
                                                                  ------                 ------                      ------
      Total distributions declared to shareholders                $(0.53)                $(1.03)                     $ --
                                                                  ------                 ------                      ------
Net asset value - end of period                                   $17.05                 $18.54                      $19.56
                                                                  ======                 ======                      ======
Total return                                                       (5.35)%                 0.02%                      13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.10%                  1.09%                       1.15%+
  Net investment income(S)(S)                                       2.37%                  2.44%                       3.14%+
Portfolio turnover                                                    73%                    98%                         76%
Net assets at end of period (000 Omitted)                       $175,535                $40,191                      $3,553

     * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 101 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $35,852,182. These loans were collateralized by cash of $37,540,173 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                    SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    37,540,173         $37,540,173

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The series may enter into "TBA" sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $22,659 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $4,878 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                      DECEMBER 31, 2002       DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                         $20,561,288             $13,821,844
    Long-term capital gain                    5,600,367               9,908,555
                                            -----------             -----------
Total distributions declared                $26,161,655             $23,730,399
                                            ===========             ===========

During the year ended December 31, 2002, accumulated undistributed net investment income increased by $1,838,148, accumulated net realized loss on investments and foreign currency transactions increased by $1,838,895, and paid-in capital increased by $747 due to differences between book and tax accounting for mortgage-backed securities, currency transactions and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

         Undistributed ordinary income       $26,139,994
         Capital loss carryforward           (32,493,964)
         Unrealized loss                     (43,916,712)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.24% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $407,193,130       $222,716,537
                                                ------------       ------------
Investments (non-U.S. government securities)    $738,892,900       $394,679,147
                                                ============       ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,273,866,004
                                                                 --------------

Gross unrealized appreciation                                    $   32,923,428
Gross unrealized depreciation                                       (76,861,724)
                                                                 --------------
    Net unrealized depreciation                                  $  (43,938,296)
                                                                 ==============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                  YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       31,036,122      $550,784,307      21,677,409      $403,832,992
Shares issued to shareholders in reinvestment
  of distributions                                 1,324,079        24,190,920       1,242,592        23,224,047
Shares reacquired                                 (8,729,153)     (151,209,018)     (4,062,691)      (75,323,936)
                                                  ----------      ------------      ----------      ------------
    Net increase                                  23,631,048      $423,766,209      18,857,310      $351,733,103
                                                  ==========      ============      ==========      ============

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        9,183,389      $159,405,991       2,097,336      $ 38,774,015
Shares issued to shareholders in reinvestment
  of distributions                                   108,282         1,970,735          27,162           506,574
Shares reacquired                                 (1,162,695)      (19,635,303)       (137,910)       (2,497,524)
                                                  ----------      ------------      ----------      ------------
    Net increase                                   8,128,976      $141,741,423       1,986,588      $ 36,783,065
                                                  ==========      ============      ==========      ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $8,108. The series had no significant borrowings during the year.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in $108,481 reduction in cost of securities and a corresponding $108,481 increase in net unrealized appreciation, based on securities held by the series on January 1, 2001.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $5,600,367 as a capital gain dividend for the year ended December 31, 2002.

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 19.93%.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VTR-ANN 2/03 179M